SUPPLEMENT DATED FEBRUARY 16, 2016
TO

PROSPECTUSES DATED MAY 2, 2011
FOR MASTERS I SHARE NY, MASTERS CHOICE II NY, MASTERS FLEX II NY
 AND MASTERS EXTRA II NY

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS EXTRA NY, MASTERS ACCESS NY, MASTERS CHOICE NY
 AND MASTERS FLEX NY

PROSPECTUSES DATED MAY 1, 2007
FOR MASTERS REWARD NY AND MASTERS SELECT NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
 DELAWARE LIFE NY VARIABLE ACCOUNT C

In December 2015, the Board of Trustees of the Columbia Variable Insurance Trust I approved a proposal to merge each fund listed below as an Acquired Fund with and into the corresponding fund listed below as an Acquiring Fund. Each of the mergers is subject to certain conditions, including approval by shareholders of the applicable Acquired Fund at a shareholders meeting expected to be held in the first half of 2016. If the mergers are approved by shareholders, the Acquiring Funds will be added as investment options under your Contract immediately prior to the merger.

Acquired Fund	Acquiring Fund

Variable Portfolio – Loomis Sayles Growth Fund II	Variable Portfolio – Loomis Sayles Growth Fund

Columbia Variable Portfolio – Large Cap Growth Fund II	Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – International Opportunities Fund	Columbia Variable Portfolio – Select International Equity Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.